Exhibit 10.1

FORM OF AMENDMENT TO EQUITY AWARDS WITH INDEPENDENT DIRECTORS

Red Hat, Inc. (the “Company”) and                      (the “Director”) hereby enter into this agreement (the “Amendment Agreement”) effective as of the last date that each of the parties has signed this Amendment Agreement (the “Effective Date”) if the Director is then still a member of the Company’s Board of Directors.

Attachment A hereto shall be applicable to all non-qualified stock option agreements (each, an “Option Agreement”) between the Company and the Director outstanding on the Effective Date.

The Amendment Agreement and the provisions set forth in Attachment A hereto supersede and take precedence over any contrary or different provision set forth in any prior Option Agreement between the Company and the Director.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement.

Red Hat, Inc.

By:
Name:
Title:
Date:

Director:
Name:
Date:

Attachment A

Option Agreements under the Company’s 2004 Long-Term Incentive Plan, as amended

1. Section 3 of the Option Agreement is hereby amended by adding the following sentence to the end thereto:

“Notwithstanding the foregoing, upon the Director’s death or disability (as defined in Section 5), all of the Option Shares shall become fully vested.”

2. Section 4 of the Option Agreement is hereby amended by deleting the first sentence and replacing it with the following sentence:

“Except as provided in Appendix A, if the Director’s service as a director ceases for any reason, no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) on the Final Exercise Date.”

3. Section 5(a) of the Option Agreement is hereby amended and replaced in its entirety with the following:

“If the Director dies while maintaining service with the Company, this option may be exercised, on and after the date of his or her death, by the personal representative of the Director’s estate or beneficiary to whom this option has been transferred pursuant to Section 9, and this option shall terminate (may no longer be exercised) on the Final Exercise Date.”

4. Section 5(b) of the Option Agreement is hereby amended by deleting the first sentence and replacing it with the following sentence:

“If the Director’s service with the Company terminates by reason of his or her disability, this option may be exercised until the Final Exercise Date.”

Option Agreements under the Company’s 1999 Stock Option

and Incentive Plan, as amended

1. Section 3 of the Option Agreement is hereby amended by adding the following sentence to the end thereto:

“Notwithstanding the foregoing, upon the Optionee’s death or disability (as defined in Section 5), all of the Option Shares shall become fully vested.”

2. Section 4(a) of the Option Agreement is hereby amended by deleting the first sentence and replacing it with the following sentence:

“If the Optionee ceases to maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) on the scheduled expiration date.”

3. Section 5(a) of the Option Agreement is hereby amended and replaced in its entirety with the following:

“If the Optionee dies while maintaining a Business Relationship with the Company, this option may be exercised on and after the date of his or her death, by the personal representative of the Optionee’s estate or beneficiary to whom this option has been transferred pursuant to Section 10, and this option shall terminate (may no longer be exercised) on the scheduled expiration date.”

4. Section 5(b) of the Option Agreement is hereby amended by deleting the first sentence and replacing it with the following sentence:

“If the Optionee’s Business Relationship with the Company is terminated by reason of his or her disability, this option may be exercised until the scheduled expiration date.”

Option Agreements under the Company’s 1998 Stock Option Plan, as amended

1. Section 3(b) of the Option Agreement is hereby amended by adding the following sentence to the end thereto:

“Notwithstanding any other provision in this Agreement to the contrary, upon the Optionee’s death or disability (as defined in Section 5), all of the Option Shares shall become fully vested.”

2. Section 4(a) of the Option Agreement is hereby amended by deleting the first two sentences and replacing them with the following sentence:

“If the Optionee’s Business Relationship with the Company or any Related Corporation terminates, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), vesting of Unvested Shares shall immediately cease and this option shall terminate (may no longer be exercised) on the scheduled expiration date.”

3. Section 5(a) of the Option Agreement is hereby amended by deleting the first two sentences and replacing them with the following sentence:

“If the Optionee dies while in a Business Relationship with the Company or any Related Corporation, this option may be exercised on and after the date of his or her death, by the personal representative of the Optionee’s estate or beneficiary to whom this option has been assigned pursuant to Section 10, and this option shall terminate (may no longer be exercised) on the scheduled expiration date.”

4. Section 5(b) of the Option Agreement is hereby amended by deleting the first sentence and replacing it with the following sentence:

“If the Optionee ceases its Business Relationship with the Company or any Related Corporation by reason of his or her disability, this option may be exercised until the scheduled expiration date.”